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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2001



                          Northfield Laboratories Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

Delaware                         000-24050                   36-3378733
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(State of                        (Commission                 (IRS Employer
Organization)                    File Number)                Identification No.)

1560 Sherman Ave, Suite 1000
Evanston, IL                                                            60201
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (847) 864-3500
                                                     -----------------


Former name or former address, if changed since last report:  Not Applicable


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ITEM 5. OTHER EVENTS

     On August 28, 2001, the Registrant publicly disseminated a press release, attached as Exhibit 99.1, announcing that the Registrant submitted its Biologics License Application.

     (c) Exhibits.

         EX 99.1         Press Release dated August 28, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  Northfield Laboratories Inc.

                                                  By: /s/ Richard DeWoskin
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                                                  Richard DeWoskin
                                                  Chief Executive Officer